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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): September 29, 2000

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-28218                         77-0319159
------------------       ------------------------          --------------------
(State of                (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
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           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Items 1-4.

          Not Applicable.

Item 5.   OTHER EVENTS.

MERGER AGREEMENT WITH NEOMORPHIC, INC.

On September 29, 2000, Affymetrix, Inc. ("Affymetrix") entered into a definitive merger agreement (the "Agreement") to acquire Neomorphic, Inc. ("Neomorphic"), a privately-held computational genomics company. Under the terms of the Agreement, Affymetrix generally will issue approximately 1.4 million shares of its stock in exchange for all of Neomorphic's outstanding shares and the assumption of all of Neomorphic's outstanding stock options. The transaction will be accounted for as a purchase transaction, and is expected to close in the fourth quarter of 2000, subject to customary closing conditions. Affymetrix has agreed to register the resale of the Affymetrix stock issued in the transaction following the closing. The number of shares of Affymetrix stock to be issued in the transaction may be increased or decreased depending on Affymetrix' stock performance prior to the effective date of the registration statement. In lieu of any such increase in the number of shares of Affymetrix stock to be issued in the transaction, Affymetrix has the option of paying cash in an aggregate amount not to exceed $20 million.

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Affymetrix' and Neomorphic's joint press release announcing the execution of the
Agreement is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

FORMATION OF PERLEGEN SCIENCES, INC.

Affymetrix issued a press release on October 3, 2000 announcing that it has formed a new genomics subsidiary called Perlegen Sciences, Inc. Affymetrix' press release announcing the formation of Perlegen Sciences, Inc. is filed as
Exhibit 99.2 hereto and is incorporated by reference herein.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit Number             Description
--------------             -----------

99.1                       Press Release
99.2                       Press Release

Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: October 3, 2000


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release
99.2              Press Release